                                                               Exhibit (a)(1)(B)

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
              (including associated Series A Junior Participating
                        Preferred Stock Purchase Rights)
                                       OF
                                  ACSYS, INC.
             PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 27, 2000
--------------------------------------------------------------------------------

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
         TIME, ON WEDNESDAY MAY 24, 2000, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                       THE PAYING AGENT FOR THE OFFER IS:
                            WILMINGTON TRUST COMPANY

           BY MAIL:                BY FACSIMILE TRANSMISSION:       BY HAND/OVERNIGHT COURIER:
  Corporate Trust Operations       (FOR ELIGIBLE INSTITUTIONS        Wilmington Trust Company
   Wilmington Trust Company                   ONLY)                  1105 North Market Street,
   1100 North Market Street              (302) 651-1079                    First Floor
      Rodney Square North        CONFIRM FACSIMILE TRANSMISSION        Wilmington, DE 19890
     Wilmington, DE 19801              BY TELEPHONE ONLY:              Attn: Corporate Trust
                                         (302) 651-8869                     Operations

--------------------------------------------------------------------------------

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT
                          CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

-----------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------
 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                                                                        SHARES TENDERED
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)         (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
         APPEAR(S) ON SHARE CERTIFICATE(S))
-----------------------------------------------------------------------------------------------------------
                                                                        TOTAL NUMBER OF
                                                                            SHARES
                                                                        REPRESENTED BY
                                                    SHARE CERTIFICATE        SHARE        NUMBER OF SHARES
                                                       NUMBER(S)*       CERTIFICATE(S)*      TENDERED**
                                                    -------------------------------------------------------
                                                    -------------------------------------------------------
                                                    -------------------------------------------------------
                                                    -------------------------------------------------------
                                                    -------------------------------------------------------
                                                      TOTAL SHARES
-----------------------------------------------------------------------------------------------------------

 *  Need not be completed if transfer is made by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4. IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 11.

    This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Paying Agent at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 2 of the Offer to Purchase). Shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Paying Agent prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Paying Agent.

--------------------------------------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE PAYING AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution _____________________________________________

     Account Number ____________________________________________________________

     Transaction Code Number ___________________________________________________

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE PAYING AGENT, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s) ____________________________________________

     Date of Execution of Notice of Guaranteed Delivery ________________________

     Name of Institution that Guaranteed Delivery ______________________________

     If delivered by book-entry transfer, check box: / /

--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to Platform Purchaser Inc., a Georgia corporation (the "Purchaser") and an affiliate of Vedior N.V., a company organized under the laws of the Netherlands ("Vedior"), and to become, immediately prior to the initial purchase of Shares (as defined below) under the Offer, a wholly owned subsidiary of Tiberia B.V., a company organized under the laws of the Netherlands, the above-described shares of common stock, no par value per share (together with the associated series A junior participating preferred stock purchase rights, the "Shares"), of Acsys, Inc., a Georgia corporation (the "Company"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated April 27, 2000 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged.

    Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued in respect thereof on or after April 27, 2000) and irrevocably constitutes and appoints Wilmington Trust Company (the "Paying Agent"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights) (a) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after April 27, 2000) and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Paying Agent or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any such other Shares or other securities or rights).

    All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned hereby irrevocably appoints C.K. Zachary Miles and Rene den Hertog, and each of them, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's shareholders or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his sole discretion deem proper with respect to, the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after April 27, 2000). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned.

    The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

/ / CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

     NUMBER, CLASS AND SERIES OF SHARES REPRESENTED BY THE LOST OR DESTROYED
     CERTIFICATES: _____________________________________________________________

----------------------------------------------      ----------------------------------------------
         SPECIAL PAYMENT INSTRUCTIONS                       SPECIAL DELIVERY INSTRUCTIONS
       (SEE INSTRUCTIONS 1, 5, 6 AND 7)                    (SEE INSTRUCTIONS 1, 5, 6 AND 7)
    To be completed ONLY if certificates for        To be completed ONLY if certificates for
Shares not tendered or not accepted for             Shares not tendered or not accepted for
payment and/or the check for the purchase           payment and/or the check for the purchase
price of Shares accepted for payment are to be      price of Shares accepted for payment are to be
issued in the name of someone other than the        sent to someone other than the undersigned or
undersigned.                                        to the undersigned at an address other than
                                                    that above.
Issue / / Check / / Certificate(s) to:              Mail / / Check / / Certificate(s) to:

     Name _______________________________                Name _______________________________
                (PLEASE PRINT)                                      (PLEASE PRINT)
    Address _____________________________               Address _____________________________
     ____________________________________                ____________________________________
              (INCLUDE ZIP CODE)                                  (INCLUDE ZIP CODE)
     ____________________________________                ____________________________________
         (EMPLOYER IDENTIFICATION OR                         (EMPLOYER IDENTIFICATION OR
           SOCIAL SECURITY NUMBER)                             SOCIAL SECURITY NUMBER)
----------------------------------------------      ----------------------------------------------

--------------------------------------------------------------------------------
                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

________________________________________________________________________________
________________________________________________________________________________
                        (SIGNATURE(S) OF SHAREHOLDER(S))

Dated: ________________________ 2000

    (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s) ________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (Full Title) __________________________________________________________

Address ________________________________________________________________________
                               (INCLUDE ZIP CODE)

________________________________________________________________________________

Daytime Area Code and Telephone Number _________________________________________

Taxpayer Identification or Social Security Number ______________________________
                           (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________
                                 (PLEASE PRINT)

Title __________________________________________________________________________

Name of Firm ___________________________________________________________________

Address ________________________________________________________________________
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number _________________________________________

Dated: ________________________ 2000
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facilities' system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a firm that is a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in
Section 2 of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Paying Agent at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either certificates for tendered Shares must be received by the Paying Agent at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Paying Agent), in each case, prior to the Expiration Date, or
(b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

    Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Paying Agent or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Paying Agent prior to the Expiration Date and (c) the certificates for all tendered Shares in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Paying Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery as provided in Section 2 of the Offer to Purchase. A "trading day" is any day on which the American Stock Exchange is open for business.

    "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Paying Agent and forming a part of a Book-Entry Confirmation, that states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against such participant.

    THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE PAYING AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

    4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE SHAREHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance of payment of, and payment for the Shares tendered herewith. All Shares represented by certificates delivered to the Paying Agent will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

    When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. It will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    8. WAIVER OF CONDITIONS. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions (other than the Minimum Condition (as defined in the Offer to Purchase)) of the Offer, in whole or in part, in the case of any Shares tendered.

    9. 31% BACKUP WITHHOLDING. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering Shares in the Offer must, unless an exemption applies, provide the Paying Agent with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a shareholder does not provide such shareholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such shareholder and payment of cash to such shareholder pursuant to the Offer may be subject to backup withholding of 31%.

    Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

    The shareholder is required to give the Paying Agent the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Paying Agent. However, such amounts will be refunded to such shareholder if a TIN is provided to the Paying Agent within 60 days.

    Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Paying Agent, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to MacKenzie Partners, Inc. (the "Information Agent") or to Robert W. Baird & Co. Incorporated (the "Dealer Manager") at their respective addresses listed below. Additional copies of the Offer to

Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Paying Agent by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares so lost, destroyed or stolen, or call the Paying Agent. The shareholder will then be instructed by the Paying Agent as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE PAYING AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE PAYING AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                     PAYOR'S NAME: WILMINGTON TRUST COMPANY

-----------------------------------------------------------------------------------------------------------
SUBSTITUTE                       PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX    SOCIAL SECURITY NUMBER(S) OR
FORM W-9                         AT RIGHT AND CERTIFY BY SIGNING AND DATING    EMPLOYER IDENTIFICATION
                                 BELOW                                         NUMBER
                                 --------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY       PART 2--CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT
INTERNAL REVENUE SERVICE         (1) the number shown on this form is my correct Taxpayer Identification
PAYOR'S REQUEST FOR TAXPAYER     Number (or I am waiting for a number to be issued for me) and
IDENTIFICATION NUMBER (TIN)      (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue
                                 Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                 --------------------------------------------------------------------------
                                 CERTIFICATION INSTRUCTIONS--You must cross    PART 3--
                                 out item (2) in Part 2 above if you have      Awaiting TIN / /
                                 been notified by the IRS that you are         ----------------------------
                                 subject to backup withholding because of      PART 4--
                                 underreporting interest or dividends on your  Exempt TIN / /
                                 tax returns. However, if after being
                                 notified by the IRS that you are subject to
                                 backup withholding, you received another
                                 notification from the IRS stating that you
                                 are no longer subject to backup withholding,
                                 do not cross out such item (2). If you are
                                 exempt from backup withholding, check the
                                 box in Part 4.
                                 --------------------------------------------------------------------------

                                 Signature: _______________________________
                                 Date: ____________________________________
-----------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Paying Agent, 31% percent of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified taxpayer identification number within 60 days.

Signature _____________________________________         Date ___________________
--------------------------------------------------------------------------------

    Manually signed facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Paying Agent at one of its addresses set forth below.

                       THE PAYING AGENT FOR THE OFFER IS:

                            WILMINGTON TRUST COMPANY

           BY MAIL:                BY FACSIMILE TRANSMISSION:       BY HAND/OVERNIGHT COURIER:
  Corporate Trust Operations       (FOR ELIGIBLE INSTITUTIONS        Wilmington Trust Company
   Wilmington Trust Company                   ONLY)                  1105 North Market Street,
   1100 North Market Street              (302) 651-1079                    First Floor
      Rodney Square North        CONFIRM FACSIMILE TRANSMISSION:       Wilmington, DE 19890
     Wilmington, DE 19801               BY TELEPHONE ONLY              Attn: Corporate Trust
                                         (302) 651-8869                     Operations

    Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent. You may also contact your broker, dealer, bank, trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                           (800) 322-2885 (Toll Free)

                      THE DEALER MANAGER FOR THE OFFER IS:

                             ROBERT W. BAIRD & CO.
                           777 EAST WISCONSIN AVENUE
                              MILWAUKEE, WI 53202
                                 (888) 224-7326